Invesco ACTIVELY MANAGED Exchange-traded Fund Trust
SUPPLEMENT DATED JANUARY 19, 2022 To THE:
Prospectus and statement of additional information dated NOVEMBER 25, 2020,
As previously supplemented, of:
Invesco High Yield Bond Factor ETF (IHYF)
PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION DATED DECEMBER 16, 2020
OF:
Invesco Focused Discovery Growth ETF (IVDG)
Invesco Real Assets ESG ETF (IVRA)
Invesco Select Growth ETF (IVSG)
Invesco US Large Cap Core ESG ETF (IVLC)
PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 26, 2021,
AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco Active U.S. Real Estate ETF (PSR)
Invesco Balanced Multi-Asset Allocation ETF (PSMB)
Invesco Conservative Multi-Asset Allocation ETF (PSMC)
Invesco Growth Multi-Asset Allocation ETF (PSMG)
Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)
Invesco S&P 500® Downside Hedged ETF (PHDG)
Invesco Total Return Bond ETF (GTO)
Invesco Ultra Short Duration ETF (GSY)
Invesco Variable Rate Investment Grade ETF (VRIG)
(each, a “Fund,” and collectively, the “Funds”)
Effective immediately, the Funds’ Prospectuses and Statements of Additional Information are revised as noted below.
•
In Invesco Variable Rate Investment Grade ETF’s Prospectus, the subsection titled “Other ETFs” in the section titled “Additional Information About the Fund’s Strategies and Risks – Principal Investment Strategies” is deleted and replaced with the following:
Other ETFs
The Fund may invest in the securities of other affiliated ETFs that invest in any of the foregoing securities to the extent permitted by the 1940 Act and the rules and regulations thereunder.
•
In each Fund’s Prospectus, the first paragraph in the section titled “Other Information” is deleted.
•
In each Fund’s Statement of Additional Information, the subsection titled “Other Investment Companies” in the section titled “Investment Strategies and Risks – Investment Risks” is deleted and replaced with the following:
Other Investment Companies. Unless otherwise indicated in this SAI or in a Fund’s prospectus, a Fund may purchase shares of other investment companies, including exchange-traded funds (“ETFs”), non-exchange traded U.S. registered open-end investment companies (mutual funds), closed-end investment companies, or non-U.S. investment companies traded on foreign exchanges. When a Fund purchases shares of another investment company, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company and will be subject to the risks associated with the portfolio investments of the underlying investment company.

A Fund’s investment in the securities of other investment companies is subject to the applicable provisions of the 1940 Act and the rules thereunder. Specifically, Section 12(d)(1) of the 1940 Act contains various limitations on the ability of a registered investment company (an “acquiring fund”) to acquire shares of another registered investment company (an “acquired fund”). Under these limits, an acquiring fund generally cannot (i) purchase more than 3% of the total outstanding voting stock of an acquired fund; (ii) invest more than 5% of its total assets in securities issued by an acquired company; and (iii) invest more than 10% of its total assets in securities issued by other investment companies. Likewise, an acquired fund, as well as its principal underwriter or any broker or dealer registered under the Securities Exchange Act of 1934, cannot knowingly sell more than 3% of the total outstanding voting stock of the acquired fund to an acquiring fund, or more than 10% of the total outstanding voting stock of the acquired fund to acquiring funds generally.
In October 2020, the SEC adopted Rule 12d1-4 under the 1940 Act to create a regulatory framework for funds’ investments in other funds. Rule 12d1-4 allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Among those conditions is the requirement that, prior to a fund relying on Rule 12d1-4 to acquire securities of another fund in excess of the limits of Section 12(d)(1), the acquiring fund must enter into a Fund of Funds Agreement with the acquired fund. (This requirement does not apply when the acquiring fund’s investment adviser acts as the acquired fund’s investment adviser and does not act as sub-adviser to either fund.)
Rule 12d1-4 also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions.  Accordingly, to the extent a Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds.
In addition to Rule 12d1-4, the 1940 Act and related rules provide other exemptions from these restrictions. For example, these limitations do not apply to investments by a Fund in investment companies that are money market funds, including money market funds that have the Adviser or an affiliate of the Adviser as an investment adviser.
Please Retain This Supplement For Future Reference.
ACTIVE-PROSAI-SUP 011922